UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 25, 2019 (January 23, 2019)

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                   Entry into a Material Definitive Agreement.

On January 23, 2019, Protective Life Insurance Company (“Protective Life”), a wholly owned subsidiary of Protective Life Corporation (“Protective”), entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with Great-West Life & Annuity Insurance Company (“GWL&A”), Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”), The Canada Life Assurance Company (“CLAC”) and The Great-West Life Assurance Company (“GWL” and, together with GWL&A, GWL&A of NY and CLAC, the “Sellers”), pursuant to which Protective Life will acquire via reinsurance (the “Transaction”) substantially all of the Sellers’ individual life insurance and annuity business (the “Individual Life Business”).  Pursuant to the Master Transaction Agreement, Protective Life and Protective Life and Annuity Insurance Company (“PLAIC”), a wholly owned subsidiary of Protective Life, will enter into reinsurance agreements (the “Reinsurance Agreements”) and related ancillary documents at the closing of the Transaction.  On the terms and subject to the conditions of the Reinsurance Agreements, the Sellers will cede to Protective Life and PLAIC, effective as of the closing of the Transaction, substantially all of the insurance policies relating to the Individual Life Business.  To support its obligations under the Reinsurance Agreements, Protective Life will establish trust accounts for the benefit of GWL&A, CLAC and GWL, and PLAIC will establish a trust account for the benefit of GWL&A of NY. The Sellers will retain a block of participating policies, which will be administered by Protective.

The Transaction is subject to the satisfaction or waiver of customary closing conditions, including regulatory approvals and the execution of the Reinsurance Agreements and related ancillary documents. The Master Transaction Agreement and other transaction documents contain certain customary representations and warranties made by each of the parties, and certain customary covenants regarding the Sellers and the Individual Life Business, and provide for indemnification, among other things, for breaches of those representations, warranties and covenants.

Entry into the Reinsurance Agreements represents an estimated capital investment by Protective Life of approximately $1.2 billion, subject to adjustment.

The foregoing description of the Master Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Master Transaction Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Master Transaction Agreement has been included as an exhibit to this report to provide investors with information regarding its terms and conditions. It is not intended to provide any other factual information about the parties or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Master Transaction Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Master Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Master Transaction Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Master Transaction Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Master Transaction Agreement, which subsequent information may or may not be fully reflected in Protective’s public disclosures.

Item 8.01                   Other Events.

On January 24, 2019, Protective issued a press release titled “Protective Life Enters Agreement with Great-West to Reinsure Individual Life Insurance and Annuity Business.” A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” that may express expectations of future events and results regarding the proposed transactions, including but not limited to statements regarding the expected benefits and costs of the proposed transactions, the ability to complete the proposed transactions, and the expected timing of the completion of the proposed transactions. All statements that express expectations for and results of future events rather than historical facts are forward-looking statements that may involve certain risks and uncertainties. Neither Protective nor Protective Life can give assurance that such statements will prove to be correct. The factors that could affect the future events include, but are not limited to, general economic conditions and the following known trends and uncertainties: Protective and Protective Life may not be able to complete the transactions due to, among other things, the inability of the parties to satisfy the various closing conditions, including the receipt of required regulatory approvals; completion of the transactions may be more costly or may take longer than expected; and the actual financial results of the transactions could differ materially from Protective’s and Protective Life’s expectations and may be impacted by items not taken into account. In addition, please refer to Part I, Item 1A, Risk Factors, of Protective’s most recent Form 10-K; Part II, Item 1A, Risk Factors, of Protective’s subsequent quarterly reports on Form 10-Q; and Protective’s reports filed on Form 8-K for more information about risk factors. Protective assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
No.	Description

2.1

Master Transaction Agreement, dated as of January 23, 2019, by and among Protective Life Insurance Company, Great-West Life & Annuity Insurance Company, Great-West Life & Annuity Insurance Company of New York, The Canada Life Assurance Company and The Great-West Life Assurance Company *

99.1	Press Release issued by Protective Life Corporation, dated January 24, 2019

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules have been omitted and will be furnished to the SEC supplementally upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION

/s/ Paul R. Wells
Paul R. Wells
Senior Vice President, Chief Accounting Officer and Controller

Dated: January 25, 2019